SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                OCTOBER 03, 2001
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                              POWERCOLD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       NEVADA                       33-19584                   23-2582701
(STATE  OF  INCORPORATION)   (COMMISSION  FILE  NO.)   (IRS EMPLOYER IDENT. NO.)

                               103 GUADALUPE DRIVE
                               CIBOLO, TEXAS 78108
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                       210 659-8450
                         (REGISTRANT'S TELEPHONE NUMBER)






























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                             POWERCOLD CORPORATION
                                   FORM 8-K
                                October 3, 2001


ITEM  1  -  CHANGES  IN  CONTROL  OF  REGISTRANT
     None

ITEM  2  -  ACQUISITION  OR  DISPOSITION  OF  ASSETS
     None

ITEM  3  -  BANKRUPTCY  OR  RECEIVERSHIP
     None

ITEM  4  -  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
     None

ITEM  5  -  OTHER  EVENTS

The Company Board of Directors approved by Corporate Resolution dated October 3, 2001, the termination of Joseph A. Lopez as Chief Financial Officer of the Company. The Company Board of Directors approved by Corporate Resolution dated October 3, 2001, the removal of Joseph A. Lopez as Director of the Company.

ITEM  6  -  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

     See Item 5.

ITEM  7  -  FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     None

ITEM  8  -  CHANGE  IN  FISCAL  YEAR
     None

                             POWERCOLD CORPORATION
                                   FORM 8-K
                                October 3, 2001


                                   Signatures

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     POWERCOLD  CORPORATION


     Date:  October  3,  2001

    /s/ Francis L. Simola
-------------------------------
     Francis  L.  Simola
     President  and  CEO